UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): February 13, 2007

INTERNAL HYDRO INTERNATIONAL, INC.
(Exact Name of Registrant As Specified in Its Charter)

FLORIDA	000-29743	88-0409143
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File Number)	(IRS Employer Identification No.)

334 S. Hyde Park Avenue, Tampa, Florida 33606
(Address of Principal Executive Offices, Including Zip Code)

(813) 944-3185
(Registrant's Telephone Number, Including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Lior Segal resigned his position as Chief Financial Officer effective February 13, 2007. His resignation was not a result of any disagreement with the Company. Kenneth Brown, Chief Executive Officer, will act as Acting Principal Financial Officer effective February 13, 2007.

Family Relationships

There are no family relationships between or among the executive officers and directors of the Company.

EMPLOYMENT AGREEMENTS

We do not have an employment agreement with Mr. Brown

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions related to Mr. Brown.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL HYDRO INTERNATIONAL, INC.

Date: February 15, 2007	By:	/s/ KENNETH BROWN
Kenneth Brown
Title: Chief Executive Officer and Acting Principal Financial Officer